SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2015

SANDERSON FARMS, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-14977	64-0615843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 Flynt Road Laurel, Mississippi	39443
(Address of principal executive offices)	(Zip Code)

(601) 649-4030

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Registrant held its annual meeting of stockholders on February 12, 2015. At the meeting, the stockholders took the following actions:

1.	The stockholders voted to re-elect the following Class B directors for a three-year term by the votes set forth below:

Name	For	Withheld	Broker Non-Votes

John H. Baker, III	16,342,006	433,159	2,007,412

John Bierbusse	16,377,169	397,996	2,007,412

Mike Cockrell	15,612,518	1,162,647	2,007,412

2.	The stockholders voted to approve, in a non-binding advisory vote pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative disclosures, in the Registrant’s definitive proxy statement filed January 15, 2015, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
16,168,686	497,272	109,208	2,007,412

3.	The stockholders voted to ratify and approve the selection of Ernst & Young LLP as the Registrant’s independent auditors for the fiscal year ending October 31, 2015, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
18,644,472	49,359	88,746	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERSON FARMS, INC.

(Registrant)

Date: February 16, 2015	By:	/s/ D. Michael Cockrell
D. Michael Cockrell
Treasurer and Chief Financial Officer